                                                                   EXHIBIT 10.41

                             STOCK OPTION AGREEMENT
                                   UNDER THE
                     CORPORATE INCENTIVE PLAN (THE "PLAN")
                                       OF
                       RECOGNITION EQUIPMENT INCORPORATED

                                   * * * * *

    This agreement made and entered into as of the 26th day of May, 1988, by and between Recognition Equipment Incorporated, a Delaware corporation (herein called the "COMPANY"), and THOMAS D. NEITZEL
(herein called the "OPTIONEE").

    In consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

    1. COMMITTEE AND THE PLAN. The Committee shall have authority to make constructions of this option agreement, and to correct any defect or supply any omission or reconcile any inconsistency in this option agreement, and to prescribe rules and regulations relating to the administration of this option and other options granted under the Plan. In this connection, it is understood that the Plan is incorporated herein by reference, and made a part of this option agreement as if fully set forth herein. The Plan shall control in the event there be any conflict between the Plan and this option agreement, and shall control as to any matters not contained in this option agreement. Terms used in this agreement which are defined in the Plan shall have the same meanings in this option agreement as are assigned to such terms in the Plan.

    2. GRANT OF OPTION. The COMPANY hereby grants to the OPTIONEE the right and option to purchase, at the times and on the terms and conditions hereinafter set forth, 1,000 shares of the presently authorized Common
Stock of the COMPANY at the purchase price of Six and 88/100 DOLLARS
($6.88) per share.

    3. DATE OF GRANT. The Date of Grant of this option is the date of this agreement.

    4. TERM. Subject to earlier termination in accordance with the Plan or this option agreement, this option shall continue for ten (10) years from the date hereof. If the expiration date of this option or any termination date provided for in the Plan or in this option agreement shall fall on a Saturday, Sunday or a day on which the executive offices of the COMPANY are not open for business, then such expiration or termination date shall be deemed to be the last normal business day of the COMPANY, at its office specified in or pursuant to Paragraph 15 hereof, preceding such Saturday, Sunday or day on which such offices are closed.

    5.   EXERCISABILITY. This option shall become exercisable with respect to
(a) 20 percent of the total number of shares subject to the option upon the expiration of 12 months from the date hereof, and (b) an additional 20 percent of such total number of shares upon the expiration of each of the four succeeding 12-month periods thereafter. Such exercisable installments shall be cumulative. To the extent at the time exercisable, this option may be exercised in whole or in part at any time, at the sole discretion of the holder thereof. Except as set forth in Paragraphs 11 and 12 hereof, the OPTIONEE may not exercise this option unless at the time of exercise thereof he has been in the employ of the COMPANY and/or of a Subsidiary continuously since the Date of Grant of this option. This option shall be exercisable during the lifetime of the OPTIONEE only by him or his guardian or legal representative. Neither the OPTIONEE nor any person exercising this option pursuant to Paragraph 12 hereof may exercise this option for a fraction of a share.

    6. EXERCISE AND PAYMENT. The option granted hereunder shall be exercisable by giving written Notice of Exercise to the COMPANY, in form satisfactory to the Committee, specifying the number of shares to be purchased and accompanying such Notice with payment of the full purchase price therefor in (a) lawful United States currency or (b) if permitted by the Committee, in its sole discretion, partially or entirely in whole shares of Common Stock of the COMPANY, with the balance, if any, to be paid in cash. Options shall be deemed to have been exercised on the first date upon which the COMPANY receives the Notice of Exercise, payment of the purchase price and all other documents, information and amounts required in respect of such exercise by the Plan or this option agreement.

    7. WITHHOLDING TAX. Prior to the exercise of this option and, as a condition to the COMPANY's obligation to deliver shares upon such exercise, the holder of this option shall make arrangements satisfactory to the COMPANY for the payment of any applicable federal or other withholding taxes payable as a result thereof.

    8. DISCHARGE. If the OPTIONEE's employment by the COMPANY and all Subsidiaries shall terminate because of such OPTIONEE's discharge (for or without cause), then this option, and any rights he may have under this option, shall terminate and be forfeited immediately as to any unexercised portion thereof.

    9. VOLUNTARY TERMINATION. If the OPTIONEE voluntarily terminates his employment with the COMPANY and all subsidiaries (other than by reason of disability), this option shall be exercisable by him at any time prior to the expiration date of this option or within three months after the date of his termination of employment, whichever is the shorter period, but only to the extent that this option was exercisable at the date of his termination.

    10. DEATH OR DISABILITY. In the event of termination of employment by reason of disability (of which the Committee shall be the sole judge) or the death of the OPTIONEE while he is an employee of the COMPANY or a Subsidiary, this option shall be fully exercisable (whether or not exercisable on the date of his death or termination of employment by reason of disability) at any time prior to the expiration date of this option or within six months after the date of death or termination of employment, whichever is the shorter period, by the person or persons specified in the OPTIONEE's Will or, if the OPTIONEE shall have failed to make specific provision in his Will for such exercise or shall have died intestate, or in the case of disability, when appropriate, by the OPTIONEE's guardian or legal representative.

    11. SECURITIES ACT REPRESENTATIONS. Each exercise of this option shall, at the election of the Committee, be contingent upon receipt by the COMPANY from the holder of this option of such written representations concerning his intentions with regard to retention or disposition of the shares being acquired by exercise of this option and/or such written covenants and agreements as to the manner of disposal of such shares as, in the opinion of the Committee, may be necessary to ensure that any disposition by such holder will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect.

    12. STOCKHOLDER RIGHTS. Neither the OPTIONEE nor his guardian or legal representatives shall be or have any of the rights or privileges of a stockholder of the COMPANY in respect of any of the shares deliverable upon the exercise of this option unless and until certificates representing such shares shall have been issued and delivered.

    13. NO RIGHT OF EMPLOYMENT. Neither the granting of this option, the exercise of any part hereof, nor any provision of the Plan or this agreement shall constitute or be evidence of any understanding, express or implied, on the part of the COMPANY or any Subsidiary to employ the OPTIONEE for any specified period.

    14. NON-TRANSFERABILITY. Except as otherwise provided in the Plan or this option agreement, this option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privilege conferred hereby, contrary to the provisions hereof, this option and the rights and privileges conferred hereby shall immediately become null and void.

    15. NOTICE. Every notice or other communication relating to this agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended in each case properly addressed. If to the COMPANY, at its address in Dallas, Texas, attention Corporate Secretary. If mailed or delivered to the OPTIONEE, at the address set forth below his signature to this option agreement (or at such other address or in care of such other person as may hereafter be designated in writing by either party to the other).

    IN WITNESS WHEREOF, the COMPANY has caused this agreement to be executed in its name by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on the date first above written, and the OPTIONEE has hereunto set his hand on such date.

                                  RECOGNITION EQUIPMENT INCORPORATED


                                  By    /s/  W.G. Moore, Jr.
                                       ----------------------------
                                       Chairman and Chief Executive Officer

ATTEST:

    /s/  Thomas A. Loose
  ----------------------
          Secretary

(Corporate Seal)
                                               OPTIONEE


                                       /s/   Thomas D. Neitzel
                                       -------------------------------
                                       Name

                             STOCK OPTION AGREEMENT
                                   UNDER THE
                     CORPORATE INCENTIVE PLAN (THE "PLAN")
                                       OF
                       RECOGNITION EQUIPMENT INCORPORATED

                                   * * * * *

    This agreement made and entered into as of the 1st day of June, 1990, by and between Recognition Equipment Incorporated, a Delaware corporation (herein called the "COMPANY"), and Thomas D. Neitzel (herein called the "OPTIONEE").

    In consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

    1. COMMITTEE AND THE PLAN. The Committee shall have authority to make constructions of this option agreement, and to correct any defect or supply any omission or reconcile any inconsistency in this option agreement, and to prescribe rules and regulations relating to the administration of this option and other options granted under the Plan. In this connection, it is understood that the Plan is incorporated herein by reference, and made a part of this option agreement as if fully set forth herein. The Plan shall control in the event there be any conflict between the Plan and this option agreement, and shall control as to any matters not contained in this option agreement. Terms used in this agreement which are defined in the Plan shall have the same meanings in this option agreement as are assigned to such terms in the Plan.

2. GRANT OF OPTION. The COMPANY hereby grants to the OPTIONEE the right and option to purchase, at the times and on the terms and conditions hereinafter set forth, 25,000 shares of the presently authorized Common Stock of the COMPANY at the purchase price of Four and 88/100 Dollars ($4.88) per share. The option evidenced hereby is intended to be and is designated as a non-incentive stock option and is not intended to be an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code.

    3. DATE OF GRANT. The Date of Grant of this incentive stock option is the date of this agreement.

    4. TERM. Subject to earlier termination in accordance with the Plan or this option agreement, this option shall continue for ten (10) years from the date hereof. If the expiration date of this option or any termination date provided for in the Plan or in this option agreement shall fall on a Saturday, Sunday or a day on which the executive offices of the COMPANY are not open for business, then such expiration or termination date shall be deemed to be the last normal business day of the COMPANY, at its office specified in or pursuant to Paragraph 15 hereof, preceding such Saturday, Sunday or day on which such offices are closed.

    5.   EXERCISABILITY. This option shall become exercisable with respect to
(a) 20 percent of the total number of shares subject to the option upon the expiration of 12 months from the date hereof, and (b) an additional 20 percent of such total number of shares upon the expiration of each of the four succeeding 12-month periods thereafter. Such exercisable installments shall be cumulative. To the extent at the time exercisable, this option may be exercised in whole or in part at any time, at the sole discretion of the holder thereof. Except as set forth in Paragraphs 9 and 10 hereof, the OPTIONEE may not exercise this option unless at the time of exercise thereof he has been in the employ of the COMPANY and/or of a Subsidiary continuously since the Date of Grant of this option. This option shall be exercisable during the lifetime of the OPTIONEE only by him or his guardian or legal representative. Neither the OPTIONEE nor any person exercising this option pursuant to Paragraph 10 hereof may exercise this option for a fraction of a share.

    6. EXERCISE AND PAYMENT. The option granted hereunder shall be exercisable by giving written Notice of Exercise to the COMPANY, in form satisfactory to the Committee, specifying the number of shares to be purchased and accompanying such Notice with payment of the full purchase price therefor in (a) lawful United States currency or (b) if permitted by the Committee, in its sole discretion, partially or entirely in whole shares of Common Stock of the COMPANY, with the balance, if any, to be paid in cash. Options shall be deemed to have been exercised on the first date upon which the COMPANY receives the Notice of Exercise, payment of the purchase price and all other documents, information and amounts required in respect of such exercise by the Plan or this agreement.

    7. WITHHOLDING TAX. Prior to the exercise of this option and, as a condition to the COMPANY's obligation to deliver shares upon such exercise, the holder of this option shall make arrangements satisfactory to the COMPANY for the payment of any applicable federal or other withholding taxes payable as a result thereof.

    8. DISCHARGE. If the OPTIONEE's employment by the COMPANY and all Subsidiaries shall terminate because of such OPTIONEE's discharge (for or without cause), then this option, and any rights he may have under this option, shall terminate and be forfeited immediately as to any unexercised portion thereof.

    9. VOLUNTARY TERMINATION. If the OPTIONEE voluntarily terminates his employment with the COMPANY and all subsidiaries (other than by reason of disability), this option shall be exercisable by him at any time prior to the expiration date of this option or within three months after the date of his termination of employment, whichever is the shorter period, but only to the extent that this option was exercisable at the date of his termination.

    10. DEATH OR DISABILITY. In the event of termination of employment by reason of disability (of which the Committee shall be the sole judge) or the death of the OPTIONEE while he is an employee of the COMPANY or a Subsidiary, this option shall be fully exercisable (whether or not exercisable on the date of his death or termination of employment by reason of disability) at any time prior to the expiration date of this option or within six months after the date of death or termination of employment, whichever is the shorter period, by the person or persons specified in the OPTIONEE's Will or, if the OPTIONEE shall have failed to make specific provision in his Will for such exercise or shall have died intestate, or in the case of disability, when appropriate, by the OPTIONEE's guardian or legal representative.

    11. SECURITIES ACT REPRESENTATIONS. Each exercise of this option shall, at the election of the Committee, be contingent upon receipt by the COMPANY from the holder of this option of such written representations concerning his intentions with regard to retention or disposition of the shares being acquired by exercise of this option and/or such written covenants and agreements as to the manner of disposal of such shares as, in the opinion of the Committee, may be necessary to ensure that any disposition by such holder will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect.

    12. STOCKHOLDER RIGHTS. Neither the OPTIONEE nor his guardian or legal representatives shall be or have any of the rights or privileges of a stockholder of the COMPANY in respect of any of the shares deliverable upon the exercise of this option unless and until certificates representing such shares shall have been issued and delivered.

    13. NO RIGHT OF EMPLOYMENT. Neither the granting of this option, the exercise of any part hereof, nor any provision of the Plan or this option agreement shall constitute or be evidence of any understanding, express or implied, on the part of the COMPANY or any Subsidiary to employ the OPTIONEE for any specified period.

    14. NON-TRANSFERABILITY. Except as otherwise provided in the Plan or this option agreement, this option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privilege conferred hereby, contrary to the provisions hereof, this option and the rights and privileges conferred hereby shall immediately become null and void.

    15. NOTICE. Every notice or other communication relating to this option agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended in each case properly addressed. If to the COMPANY, at its address in Dallas, Texas, attention Corporate Secretary. If mailed or delivered to the OPTIONEE, at the address set forth below his signature to this option agreement (or at such other address or in care of such other person as may hereafter be designated in writing by either party to the other).

    IN WITNESS WHEREOF, the COMPANY has caused this agreement to be executed in its name by its duly authorized officer and the OPTIONEE has hereunto set his hand as of the date above first written.

                                  RECOGNITION EQUIPMENT INCORPORATED


                                  By    /s/  R. A. Vanourek
                                  ----------------------------------
                                      Co-Chief Executive Officer


                                      OPTIONEE


                                  /s/   Thomas D. Neitzel
                                  ---------------------------------
                                  Name

                             STOCK OPTION AGREEMENT
                                   UNDER THE
                     CORPORATE INCENTIVE PLAN (THE "PLAN")
                                       OF
                       RECOGNITION EQUIPMENT INCORPORATED

                                   * * * * *

         This agreement made and entered into as of the 13th     day of
December      , 1990, by and between Recognition Equipment Incorporated, a
Delaware corporation (herein called the "COMPANY"), and Thomas D. Neitzel (herein called the "OPTIONEE").

         In consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

         1. COMMITTEE AND THE PLAN. The Committee shall have authority to make constructions of this option agreement, and to correct any defect or supply any omission or reconcile any inconsistency in this option agreement, and to prescribe rules and regulations relating to the administration of this option and other options granted under the Plan. In this connection, it is understood that the Plan is incorporated herein by reference, and made a part of this option agreement as if fully set forth herein. The Plan shall control in the event there be any conflict between the Plan and this option agreement, and shall control as to any matters not contained in this option agreement. Terms used in this agreement which are defined in the Plan shall have the same meanings in this option agreement as are assigned to such terms in the Plan.

        2. GRANT OF OPTION. The COMPANY hereby grants to the OPTIONEE the right and option to purchase, at the times and on the terms and conditions hereinafter set forth, 69,000 shares of the presently authorized Common Stock of the COMPANY at the purchase price of Five and 13/100 Dollars ($5.13) per share. The option evidenced hereby is intended to be and is designated as a non-incentive stock option and is not intended to be an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code.

         3. DATE OF GRANT. The Date of Grant of this option is the date of this agreement.

         4. TERM. Subject to earlier termination in accordance with the Plan or this option agreement, this option shall continue for ten (10) years from the date hereof. If the expiration date of this option or any termination date provided for in the Plan or in this option agreement shall fall on a Saturday, Sunday or a day on which the executive offices of the COMPANY are not open for business, then such expiration or termination date shall be deemed to be the last normal business day of the COMPANY, at its office specified in or pursuant to Paragraph 15 hereof, preceding such Saturday, Sunday or day on which such offices are closed.

         5. EXERCISABILITY. (a) This option shall become exercisable in cumulative installments as follows: (i) with respect to one-sixth of the total number of shares subject to the option upon the expiration of one year from the date of grant and (ii) with respect to the remaining shares subject to the option, an additional one-sixth of the shares upon the expiration of each of the five succeeding years thereafter; provided, however, that the number of shares which shall become exercisable on any such date shall be twice the number specified above if the COMPANY has met or exceeded the objective relating to net income specified in the COMPAMY's base financial plan for the preceding fiscal year as proposed by management and approved by the Committee; and provided further that the total number of shares becoming exercisable in the aggregate shall in no event exceed the number of shares specified in Paragraph 2 above.

         (b) To the extent at the time exercisable, this option may be exercised in whole or in part at any time, at the sole discretion of the holder thereof. Except as set forth in Paragraphs 9 and 10 hereof, the OPTIONEE may not exercise this option unless at the time of exercise thereof he has been in the employ of the COMPANY and/or of a Subsidiary continuously since the Date of Grant of this option. This option shall be exercisable during the lifetime of the OPTIONEE only by him or his guardian or legal representative. Neither the OPTIONEE nor any person exercising this option pursuant to Paragraph 10 hereof may exercise this option for a fraction of a share.

         6. EXERCISE AND PAYMENT. The option granted hereunder shall be exercisable by giving written Notice of Exercise to the COMPANY, in form satisfactory to the Committee, specifying the number of shares to be purchased and accompanying such Notice with payment of the full purchase price therefor in (a) lawful United States currency or (b) if permitted by the Committee, in its sole discretion, partially or entirely in whole shares of Common Stock of the COMPANY, with the balance, if any, to be paid in cash. Options shall be deemed to have been exercised on the first date upon which the COMPANY receives the Notice of Exercise, payment of the purchase price and all other documents, information and amounts required in respect of such exercise by the Plan or this agreement.

         7. WITHHOLDING TAX. Prior to the exercise of this option and, as a condition to the COMPANY's obligation to deliver shares upon such exercise, the holder of this option shall make arrangements satisfactory to the COMPANY for the payment of any applicable federal or other withholding taxes payable as a result thereof.

         8. DISCHARGE. If the OPTIONEE's employment by the COMPANY and all Subsidiaries shall terminate because of such OPTIONEE's discharge (for or without cause), then this option, and any rights he may have under this option, shall terminate and be forfeited immediately as to any unexercised portion thereof.

         9. VOLUNTARY TERMINATION. If the OPTIONEE voluntarily terminates his employment with the COMPANY and all subsidiaries (other than by reason of disability), this option shall be exercisable by him at any time prior to the expiration date of this option or within three months after the date of his termination of employment, whichever is the shorter period, but only to the extent that this option was exercisable at the date of his termination.

         10. DEATH OR DISABILITY. In the event of termination of employment by reason of disability (of which the Committee shall be the sole judge) or the death of the OPTIONEE while he is an employee of the COMPANY or a Subsidiary, this option shall be fully exercisable (whether or not exercisable on the date of his death or termination of employment by reason of disability) at any time prior to the expiration date of this option or within six months after the date of death or termination of employment, whichever is the shorter period, by the person or persons specified in the OPTIONEE's Will or, if the OPTIONEE shall have failed to make specific provision in his Will for such exercise or shall have died intestate, or in the case of disability, when appropriate, by the OPTIONEE's guardian or legal representative.

         11. SECURITIES ACT REPRESENTATIONS. Each exercise of this option shall, at the election of the Committee, be contingent upon receipt by the COMPANY from the holder of this option of such written representations concerning his intentions with regard to retention or disposition of the shares being acquired by exercise of this option and/or such written covenants and agreements as to the manner of disposal of such shares as, in the opinion of the Committee, may be necessary to ensure that any disposition by such holder will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect.

         12. STOCKHOLDER RIGHTS. Neither the OPTIONEE nor his guardian or legal representatives shall be or have any of the rights or privileges of a stockholder of the COMPANY in respect of any of the shares deliverable upon the exercise of this option, unless and until certificates representing such shares shall have been issued and delivered.

         13. NO RIGHT OF EMPLOYMENT. Neither the granting of this option, the exercise of any part hereof, nor any provision of the Plan or this option agreement shall constitute or be evidence of any understanding, express or implied, on the part of the COMPANY or any Subsidiary to employ the OPTIONEE for any specified period.

         14. NON-TRANSFERABILITY. Except as otherwise provided in the Plan or this option agreement, this option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privilege conferred hereby, contrary to the provisions hereof, this option and the rights and privileges conferred hereby shall immediately become null and void.

         15. NOTICE. Every notice or other communication relating to this option agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended in each case properly addressed. If to the COMPANY, at its address in Dallas, Texas, attention Corporate Secretary. If mailed or delivered to the OPTIONEE, at the address set forth below his signature to this option agreement (or at such other address or in care of such other person as may hereafter be designated in writing by either party to the other).

         IN WITNESS WHEREOF, the COMPANY has caused this agreement to be executed in its name by its duly authorized officer and the OPTIONEE has hereunto set his hand as of the date above first written.

                              RECOGNITION EQUIPMENT INCORPORATED


                              By    /s/  R. A. Vanourek
                              -------------------------------
                                  Co-Chief Executive Officer


                                           OPTIONEE


                              /s/   Thomas D. Neitzel
                              -------------------------------
                              Signature